SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2003

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                              000-23975                        42-1556195
----------------------------             ---------------------             -------------------
(State or Other Jurisdiction             (Commission File No.)              (I.R.S. Employer
      of Incorporation)                                                    Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York                  14095-0514
---------------------------------------------------------                  ----------
(Address of Principal Executive Offices)                                   (Zip Code)

Registrant's telephone number, including area code:  (716) 625-7500
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8, 9, 10, 11, 12:      Not Applicable.


Item 5.  Other Events
         ------------

         On December 2, 2003, First Niagara Financial Group, Inc. (the "Company") issued a press release disclosing the appointment of Paul J. Kolkmeyer as President and CEO of both First Niagara Bank and the Company. Kolkmeyer, who has been with First Niagara for nearly 14 years, has been serving as Interim President and CEO since the August 2003 death of William E. Swan. A copy of the press release is filed as exhibit 99.1 to this report.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.


     Exhibit No.            Description
     ----------             -----------
     99.1                   Press release dated December 2, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIRST NIAGARA FINANCIAL GROUP, INC.



DATE: December 2, 2003                By:  /s/ Paul J. Kolkmeyer
                                           ----------------------------------
                                           Paul J. Kolkmeyer
                                           President and Chief Executive Officer
                                           (Duly authorized representative)